Exhibit 99.(a)(1)(G)

AMENDED LETTER OF TRANSMITTAL

To Tender Shares of Common Stock

Pursuant to the Offer to Purchase for Cash

by

SUNSTONE HOTEL INVESTORS, INC.

of

Up to 6,200,000 Shares of its Common Stock

At a Per Share Purchase Price Not Less Than $16.75 nor Greater Than $19.25

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, JUNE 27, 2008, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

If delivering by mail:	If delivering by hand or courier:

American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

For assistance call (212) 269-5550 (banks & brokers) or (800) 735-3107 (all others)

Delivery of this Amended Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery. Deliveries to Sunstone Hotel Investors, Inc., J.P. Morgan Securities Inc., the Dealer Manager for the Offer, or D.F. King & Co., Inc., the Information Agent for the Offer, will not be forwarded to the Depositary and therefore will not constitute valid delivery to the Depositary.

Please read the entire Amended Letter of Transmittal carefully, including the accompanying instructions, before completing this Amended Letter of Transmittal.

Name(s) and Address(es) of Registered Holder(s): If there is any error in the name or address shown below, please make the necessary corrections	DESCRIPTION OF SHARES TENDERED Please fill in. Attach separate schedule if needed
	Certificate Number	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

TOTAL SHARES

 *     Need not be completed if transfer is made by book-entry transfer.

**    If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Unless otherwise so indicated, it will be assumed that all shares described herein are being tendered. See Instruction 4.

If you (i) did not previously tender your shares by completing and returning the Original Letter of Transmittal (yellow) (as defined in the Offer to Purchase (as defined below)), (ii) previously tendered shares by completing and returning the Original Letter of Transmittal and checking the box captioned “Shares Tendered at Price Determined Pursuant to the Offer”, and you wish to change that direction, or (iii) previously tendered shares by completing and returning the Original Letter of Transmittal but did not check the box captioned “Shares Tendered at Price Determined Pursuant to the Offer” (in which case your tender is no longer valid), you may tender by completing and returning this Amended Letter of Transmittal (blue). This Amended Letter of Transmittal is to be used if certificates for shares of common stock, par value $0.01 per share (“Common Stock”), of Sunstone Hotel Investors, Inc. (the “Company”) are to be forwarded with this Amended Letter of Transmittal (provided that if a stockholder has already sent his, her or its share certificates to the Depositary in connection with a now invalid tender pursuant to the Original Letter of Transmittal, such stockholder does not need to send share certificates as the Depositary has retained possession of such shares) or, unless an agent’s message (as defined in Section 3 of the Offer to Purchase) is utilized, if delivery of shares is to be made by book-entry transfer to an account maintained by American Stock Transfer & Trust Company (the “Depositary”) at The Depository Trust Company (the “book-entry transfer facility”) pursuant to the procedures set forth in Section 3 of the Offer to Purchase, dated June 2, 2008, as amended and supplemented by the Supplement to Offer to Purchase, dated June 16, 2008 (the “Offer to Purchase” and, together with this Amended Letter of Transmittal and any amendments or supplements to either, the “Offer”). Tendering stockholders whose certificates for shares are not immediately available or who cannot deliver either the certificates for, or a book-entry confirmation (as defined in Section 3 of the Offer to Purchase) with respect to, their shares and all other documents required hereby to the Depositary prior to the Expiration Time (as defined in Section 1 of the Offer to Purchase) must tender their shares in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2 below. Unless the context requires otherwise, all references in this Amended Letter of Transmittal to “shares” refer to shares of Common Stock.

Your attention is directed in particular to the following:

•	If you have not previously tendered shares and you do not wish to participate in the Offer, you do not need to take any action.

•

If you previously tendered shares by completing and returning the Original Letter of Transmittal and checking the box captioned “Shares Tendered at Price Determined Pursuant to the Offer” and you do not wish to change that direction, you do not need to take any action. You should understand, however, that your previously tendered shares could now be purchased in the Offer at a price as low as $16.75 per share.

•

If you previously tendered shares by completing and returning the Original Letter of Transmittal and checking the box captioned “Shares Tendered at Price Determined Pursuant to the Offer” and you wish to change that direction, you must withdraw your previous tender in accordance with the procedures described in Section 4 of the Offer to Purchase and, if you wish to re-tender such shares, complete and return this Amended Letter of Transmittal.

•

If you previously tendered shares by completing and returning the Original Letter of Transmittal and if you did not check the box captioned “Shares Tendered at Price Determined Pursuant to the Offer”, your tender is no longer valid and you must withdraw your previous tender in accordance with the procedures described in Section 4 of the Offer to Purchase and complete and return this Amended Letter of Transmittal if you wish to tender your shares. If you do not wish to participate in the Offer, you do not need to take any action, and your previously tendered shares will be returned to you at the Company’s expense promptly following the expiration of the Offer.

•

If you wish to select a specific price at which you will be tendering your shares, you should select one of the boxes in the section captioned “Price (in Dollars) Per Share at which Shares are Being Tendered” below and complete the other portions of this Amended Letter of Transmittal as appropriate.

•

If you want to participate in the Offer and wish to maximize the chance of having the Company accept all the shares you are tendering hereby (subject to the possibility of proration), you should check the box marked “Shares Tendered at Price Determined Pursuant to the Offer” below and complete the other portions of this Amended Letter of Transmittal as appropriate. You should understand that this election may lower the purchase price and could result in the tendered shares being purchased at the minimum price of $16.75 per share.

•

If you want to tender your shares, but (a) the certificates for your shares are not immediately available or cannot be delivered to the Depositary by the expiration of the Offer, (b) you cannot comply with the procedure for book-entry transfer by the expiration of the Offer, or (c) your other required documents cannot be delivered to the Depositary by the expiration of the Offer, you can still tender your shares if you comply with the guaranteed delivery procedures described in Instruction 2 below and in Section 3 of the Offer to Purchase.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:                                                                 Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO AN AMENDED NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY. ENCLOSE A PHOTOCOPY OF THE AMENDED NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name (s) of Registered Owner (s):

Date of Execution of Amended Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivered by book-entry transfer, check box:  ☐

Name of Tendering Institution:

Account Number:

Transaction Code Number:

THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX):

(1) SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER (SEE INSTRUCTION 5)

By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER “Shares Tendered at Price Determined Pursuant to the Offer” below, the undersigned hereby tenders shares at the price checked. This action could result in none of the shares being purchased if the Purchase Price (as defined in the Offer to Purchase) for the shares is less than the price checked below. A STOCKHOLDER WHO DESIRES TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE AMENDED LETTER OF TRANSMITTAL AND/OR AN AMENDED NOTICE OF GUARANTEED DELIVERY FOR EACH PRICE AT WHICH SHARES ARE TENDERED. The same shares cannot be tendered, unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

☐ $16.75
☐ $17.00
☐ $17.25
☐ $17.50
☐ $17.75
☐ $18.00
☐ $18.25
☐ $18.50
☐ $18.75
☐ $19.00
☐ $19.25

OR

(2) SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER (SEE INSTRUCTION 5)

By checking the box below INSTEAD OF ONE OF THE BOXES UNDER “Price (in Dollars) Per Share at which Shares are Being Tendered” above, the undersigned hereby tenders shares at the Purchase Price, as the same shall be determined in accordance with the terms of the Offer.

☐        The undersigned wishes to maximize the chance of having the Company purchase all of the shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes above, the undersigned hereby tenders shares and is willing to accept the Purchase Price determined in accordance with the terms of the Offer. This action may lower the Purchase Price for all shares purchased in the Offer and could result in receiving a price per share as low as $16.75.

CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, THERE IS NO VALID TENDER OF SHARES.

ODD LOTS

(See Instruction 14)

To be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 shares. The undersigned either (check one box):

☐	Is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

☐	Is a bank, broker, dealer, trust company, or other nominee that (a) is tendering for the beneficial owner(s), shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of such person’s shares.

CONDITIONAL TENDER

(See Instruction 13)

A tendering stockholder may condition his, her or its tender of shares upon the Company purchasing a specified minimum number of the shares tendered, all as described in Section 6 of the Offer to Purchase. Unless at least that minimum number of shares the undersigned indicates below is purchased by the Company pursuant to the terms of the Offer, none of the shares tendered will be purchased. It is the tendering stockholder’s responsibility to calculate that minimum number of shares that must be purchased if any are purchased and each stockholder is urged to consult his, her or its tax advisor with respect to his, her or its particular situation. Unless this box has been checked and a minimum specified, your tender will be deemed unconditional.

☐	The minimum number of shares that must be purchased, if any are purchased, is: shares.

If, because of proration, the minimum number of shares will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her shares and checked the appropriate box below:

☐	The tendered shares represent all the shares of Common Stock held by the undersigned.

IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 12.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders the above-described shares of common stock, par value $0.01 per share (“Common Stock”), of Sunstone Hotel Investors, Inc. (the “Company”), at the price per share indicated in this Amended Letter of Transmittal, net to the seller in cash, less any applicable withholding taxes and without interest, on the terms and subject to the conditions set forth in the Sunstone Hotel Investors, Inc. Offer to Purchase dated June 2, 2008, as amended and supplemented by the Supplement to Offer to Purchase dated June 16, 2008 (the “Offer to Purchase”), and this Amended Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the “Offer”), receipt of which is hereby acknowledged. Unless the context requires otherwise, all references herein to “shares” refer to shares of Common Stock.

Subject to and effective on acceptance for payment of, and payment for, the shares tendered with this Amended Letter of Transmittal in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all the shares that are being tendered hereby and irrevocably constitutes and appoints American Stock Transfer & Trust Company (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such shares, to (a) deliver certificates for such shares or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of the Company, (b) present such shares for transfer and cancellation on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and, when the same are accepted for payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim or right. The undersigned will, on request by the Depositary or the Company, execute any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby, all in accordance with the terms of the Offer.

All authority conferred or agreed to be conferred pursuant to this Amended Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the valid tender of shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Amended Letter of Transmittal will constitute a binding agreement between the undersigned and the Company on the terms and subject to the conditions of the Offer, which agreement will be governed by, and construed in accordance with, the laws of the State of New York.

It is a violation of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for a person acting alone or in concert with others, directly or indirectly, to tender shares for such person’s own account unless at the time of tender and at the Expiration Time such person has a “net long position” in (a) the shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such shares for the purpose of tendering to the Company within the period specified in the Offer, or (b) other securities immediately convertible into, exercisable for or exchangeable into shares (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such shares by conversion, exercise or exchange of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such shares so acquired for the purpose of tendering to the Company within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of shares made pursuant to any method of delivery set forth in this Amended Letter of Transmittal will constitute the tendering stockholder’s representation and warranty to the Company that (a) such stockholder has a “net long position” in shares or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (b) such tender of shares complies with Rule 14e-4. Our acceptance for payment of shares tendered pursuant to the Offer will constitute a binding agreement between the tendering stockholder and the Company upon the terms and subject to the conditions of the Offer.

The undersigned understands that, upon the terms and subject to the conditions of the Offer, the Company will, based on the number of shares tendered and the prices specified by the tendering stockholders, determine the lowest per share price within the range (such price, the “Purchase Price”) that will enable it to purchase 6,200,000 shares of Common Stock or, if a lesser number of shares are validly tendered, all shares that are validly tendered and not validly withdrawn. All shares will be purchased subject to the terms and conditions of the Offer, including its “odd lot” priority, proration and conditional tender provisions. All shares purchased in the Offer will be purchased at the same determined price per share regardless of whether the stockholder tendered shares at a lower price. No shares tendered at a price above the Purchase Price will be purchased in the Offer. The Company will return at its expense all other shares, including shares tendered at prices greater than the Purchase Price and not validly withdrawn and shares not purchased because of proration or conditional tenders, promptly following the Expiration Time. The undersigned acknowledges that the Company will not pay interest on the Purchase Price regardless of how long it takes for payment to be effected and that the Company may reduce amounts payable in light of applicable taxes, if any.

Unless otherwise indicated herein under “Special Issuance Instructions,” please issue the check for payment of the Purchase Price and/or return any certificates for shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of the registered holder(s) appearing on the cover page of this Amended Letter of Transmittal. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for payment of the Purchase Price and/or return any certificates for shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing on the cover page of this Amended Letter of Transmittal. In the event that both the “Special Delivery Instructions” and the “Special Issuance Instructions” are completed, please issue the check for payment of the Purchase Price and/or return any certificates for shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the book-entry transfer facility designated above. The Company will have no obligation pursuant to the “Special Issuance Instructions” to transfer any shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the shares so tendered. In addition, as set forth in Instruction 7, if payment of the Purchase Price is to be made to, or if shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Amended Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Amended Letter of Transmittal.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 6, 7 and 8)

To be completed ONLY if certificates for shares not tendered or not accepted for payment and/or the check for payment of the Purchase Price for shares accepted for payment are to be issued in the name of someone other than the undersigned.

Issue:    ☐  Check            ☐  Certificate(s)

To:

Address:

(Include Zip Code)

Employer Identification or

Social Security Number

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 6, 7 and 8)

To be completed ONLY if certificates for shares not tendered or not accepted for payment and/or the check for payment of the Purchase Price for shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Send:    ☐  Check            ☐  Certificate(s)

To:

Address:

(Include Zip Code)

Employer Identification or

Social Security Number

SIGN HERE

(Also Complete Substitute Form W-9 Below or Applicable Internal Revenue Service Form W-8)

(Signature(s) of Stockholder(s))

Dated:                         , 2008

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) for the shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Name:

(Please Print)

Capacity (Full Title):

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Employer Identification or Social Security Number:
(Complete Accompanying Substitute Form W-9 or Applicable Internal Revenue Service Form W-8)

GUARANTEE OF SIGNATURE(S)

(If Required—See Instructions 1 and 6)

Authorized Signature:

Name:
(Please Print)

Name of Firm:

Title:

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

  Dated:                         , 2008

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Amended Letter of Transmittal if either (a) this Amended Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the book-entry transfer facility’s system whose name appears on a security position listing as the owner of the shares) of shares tendered herewith, unless such registered holder(s) has completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Issuance Instructions” on this Amended Letter of Transmittal or (b) such shares are tendered for the account of a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, or is otherwise an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 under the Exchange Act (each, an “eligible institution”). In all other cases, all signatures on this Amended Letter of Transmittal must be guaranteed by an eligible institution. See Instruction 6.

2. REQUIREMENTS OF TENDER. This Amended Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an agent’s message (as defined below) is utilized, if delivery of shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a stockholder to tender shares validly pursuant to the Offer, either (a) an Amended Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the Depositary at one of its addresses set forth on the cover of this Amended Letter of Transmittal prior to the Expiration Time and either certificates for tendered shares must be received by the Depositary at one of such addresses or shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a book-entry confirmation must be received by the Depositary), in each case prior to the Expiration Time, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

Stockholders who wish to tender shares and whose certificates for shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Time may tender their shares by properly completing and duly executing the Amended Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to those procedures, (a) tender must be made by or through an eligible institution, (b) a validly completed and duly executed Amended Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Depositary prior to the Expiration Time and (c) the certificates for all tendered shares in proper form for transfer (or a book-entry confirmation with respect to all such shares), together with a Amended Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the Depositary, in each case within three NYSE trading days after the date of execution of the Amended Notice of Guaranteed Delivery as provided in Section 3 of the Offer to Purchase. A “NYSE trading day” is any day on which the New York Stock Exchange is open for business. The term “agent’s message” means a message transmitted by the book-entry transfer facility to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that such book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that such participant has received and agrees to be bound by the terms of the Amended Letter of Transmittal and that the Company may enforce such agreement against such participant.

The method of delivery of shares, this Amended Letter of Transmittal and all other required documents, including delivery through the book-entry transfer facility, is at the sole election and risk of the tendering stockholder. Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional shares will be purchased. All tendering stockholders, by execution of this Amended Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance for payment of their shares.

3. INADEQUATE SPACE. If the space provided in this Amended Letter of Transmittal is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule attached hereto.

4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of shares that are to be tendered in the box entitled “Number of Shares Tendered”. In any such case, new certificate(s) for the remainder of the shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Amended Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the shares tendered herewith. All shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For shares to be validly tendered, the stockholder MUST either (1) check a box indicating the price per share at which such stockholder is tendering shares under “Price (in Dollars) per Share at which Shares are Being Tendered”, or (2) check the box in the section captioned “Shares Tendered at Price Determined Pursuant to the Offer” in order to maximize the chance of having the Company purchase all of the shares tendered (subject to the possibility of proration). Selecting option (2) may lower the Purchase Price for all shares purchased in the Offer and could result in the stockholder receiving a price per share as low as $16.75. Moreover, for purposes of calculating the Purchase Price, shares tendered at the Purchase Price determined in the Offer will be deemed tendered at the low end of the range. Only one box under (1) or (2) may be checked. If more than one box is checked or if no box is checked, there is no proper tender of shares. A stockholder wishing to tender portions of such stockholder’s share holdings at different prices must complete a separate Amended Letter of Transmittal for each price at which such stockholder wishes to tender each such portion of such stockholder’s shares. The same shares cannot be tendered more than once, unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase.

6. SIGNATURES ON AMENDED LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Amended Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any of the shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Amended Letter of Transmittal.

If any shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Amended Letters of Transmittal as there are different registrations of certificates.

If this Amended Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing, and proper evidence satisfactory to the Company of his or her authority to so act must be submitted with this Amended Letter of Transmittal.

If this Amended Letter of Transmittal is signed by the registered owner(s) of the shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made, or certificates for shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an eligible institution.

If this Amended Letter of Transmittal is signed by a person other than the registered owner(s) of the shares tendered hereby, the certificate(s) representing such shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an eligible institution.

7. STOCK TRANSFER TAXES. The Company will pay any stock transfer taxes with respect to the transfer and sale of shares to it pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or if shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Amended Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Amended Letter of Transmittal.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Amended Letter of Transmittal.

8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If a check for the Purchase Price is to be issued in the name of, and/or certificates for any shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signatory of this Amended Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Amended Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Amended Letter of Transmittal should be completed. As set forth in Instruction 7, if payment of the Purchase Price is to be made to, or if shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Amended Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Amended Letter of Transmittal.

9. WAIVER OF CONDITIONS. The Company reserves the right, subject to the applicable rules and regulations of the Securities and Exchange Commission, to waive any of the specified conditions of the Offer, in whole or in part, in the case of any shares tendered.

10. 28% BACKUP WITHHOLDING. In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 below in this Amended Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that the stockholder is not subject to backup withholding. If a stockholder does not provide a correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the “IRS”) may impose a $50 penalty on such stockholder and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 28%.

Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

A tendering stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the shares being tendered. If the shares are held in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

The box in part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 28% on all payments made prior to the time a properly certified TIN is provided to the Depositary.

Some stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Foreign stockholders should complete and sign the main signature form and the appropriate Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. The Company (or its agents) intends to withhold tax on payments to non-United States persons. See Section 14 of the Offer to Purchase.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses set forth on the last page of this Amended Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Amended Letter of Transmittal, the Amended Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address set forth on the last page of this Amended Letter of Transmittal. You may also contact your bank, broker, dealer, trust company or other nominee for assistance concerning the Offer.

12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary at (718) 921-8317 or toll-free at (877) 248-6417 (Monday-Thursday 9:00 a.m. to 5:00 p.m., Friday 9:00 a.m. to 4:00 p.m., New York City time). The stockholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. This Amended Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

13. CONDITIONAL TENDERS. As described in Sections 1 and 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered shares being purchased.

If you wish to make a conditional tender, you must indicate this in the box captioned “Conditional Tender” in this Amended Letter of Transmittal and, if applicable, the Amended Notice of Guaranteed Delivery. In the box in this Amended Letter of Transmittal and, if applicable, the Amended Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased if any are to be purchased.

As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, the Company may accept conditional tenders by random lot, if necessary. To be eligible for purchase by random lot, stockholders whose shares are conditionally tendered must have tendered all of their shares. Upon selection by lot, if any, the Company will limit its purchase in each case to the designated minimum number of shares.

All tendered shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed.

The conditional tender alternative is made available so that a stockholder may seek to structure the purchase of shares pursuant to the Offer in such a manner that the purchase will be treated as a sale of such shares by the stockholder, rather than the payment of a dividend to the stockholder, for U.S. federal income tax purposes. If you are an odd lot holder and you tender all of your shares, you cannot conditionally tender, since your shares will not be subject to proration. It is the tendering stockholder’s responsibility to calculate the minimum number of shares that must be purchased from the stockholder in order for the stockholder to qualify for sale rather than dividend treatment. Each stockholder is urged to consult his or her own tax advisor with respect to his or her particular situation. See Section 14 of the Offer to Purchase.

14. ODD LOTS. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all shares validly tendered and not validly withdrawn, the shares purchased first will consist of all shares validly tendered by any stockholder who owned, beneficially or of record, an aggregate of fewer than 100 shares, and who tenders all of the holder’s shares at or below the Purchase Price. This preference will not be available unless the section captioned “Odd Lots” is completed.

15. IRREGULARITIES. All questions as to the number of shares to be accepted, the price to be paid for shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by the Company, in the Company’s discretion, and the Company’s determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance for payment of, or payment for, shares that may be unlawful. The Company also reserves the absolute right to waive any conditions of the Offer with respect to all stockholders or any defect or irregularity in any tender with respect to any particular shares or any particular stockholder whether or not it waives similar defects or irregularities in the case of other shares or stockholders. No tender of shares will be deemed to have been validly made until all defects or irregularities relating thereto have been cured or waived. None of the Company, the Dealer Manager, the Information Agent, the Depositary or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company’s interpretation of the terms of and conditions to the Offer, including the Amended Letter of Transmittal and the instructions thereto, will be final and binding.

Important: This Amended Letter of Transmittal (or a facsimile hereof) executed and completed, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the Depositary prior to the Expiration Time and either certificates for tendered shares must be received by the Depositary or shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Time, or the tendering stockholder must comply with the procedures for guaranteed delivery.

PAYOR’S NAME: American Stock Transfer & Trust Company
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”)	PART 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	SOCIAL SECURITY NUMBER(S) OR EMPLOYER IDENTIFICATION NUMBER(S):
	PART 2 — CERTIFICATION — Under penalties of perjury, I certify that:	PART 3 — AWAITING TIN ☐
	(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);	PART 4 — EXEMPT TIN ☐
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien)

CERTIFICATION INSTRUCTIONS — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS stating that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 4.

SIGNATURE:

DATE:

NAME:
(Please Print)

ADDRESS:

(Please Print)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION. IF YOU ARE NOT A U.S. PERSON, PLEASE DO NOT COMPLETE THIS FORM AND SUBMIT INSTEAD FORM W-8, A COPY OF WHICH MAY BE OBTAINED FROM THE DEPOSITORY.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and that either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary by the time of payment, 28% of all reportable payments made to me will be withheld.

SIGNATURE:	DATE:

The Amended Letter of Transmittal, certificates for shares and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder’s bank, broker, dealer, trust company or other nominee to the Depositary at one of its addresses set forth below.

The Depositary for the Offer is:

If delivering by mail:	If delivering by hand or courier:

American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

Delivery of this Amended Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary.

Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at the addresses set forth below. Additional copies of the Offer to Purchase, this Amended Letter of Transmittal and the Amended Notice of Guaranteed Delivery may be obtained from the Information Agent. You may also contact your bank, broker, dealer, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

D.F. King & Co., Inc.

48 Wall Street

New York, New York 10005

(212) 269-5550 (Banks & Brokers)

(800) 735-3107 (All Others)

The Dealer Manager for the Offer is:

277 Park Avenue, 9th Floor

New York, New York 10172

Call Toll-Free: (877) 371-5947

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER (“TIN”)

ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Guide the Payer. — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EIN”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:			Give the NAME and SOCIAL SECURITY number of — —	For this type of account:		Give the NAME and EMPLOYER IDENTIFICATION number of — —
1.	Individual		The individual	6.	Disregarded entity not owned by an individual	The owner

2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)	7.	A valid trust, estate, or pension trust	The Legal entity(4)

3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)	8.	Corporate or LLC electing corporate status on Form 8832	The corporation

4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10.	Partnership or multi-member LLC	The partnership

5.	Sole proprietorship account or disregarded entity owned by an individual		The owner(3)	11.	A broker or registered nominee	The broker or nominee
				12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s Social Security Number.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your Social Security Number or Employer Identification Number (if you have one), but the IRS encourages you to use your Social Security Number.
(4)	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you do not have a Taxpayer Identification Number (“TIN”), apply for one immediately. To apply for a Social Security Number, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Backup withholding is not required on any payments made to the following payees (Section references herein refer to sections of the Internal Revenue Code of 1986, as amended).

•	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

•	The United States or any of its agencies or instrumentalities,

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

•	A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

•	A corporation,

•	A foreign central bank of issue,

•	A dealer in securities of commodities required to register in the United States, the District of Columbia, or a possession of the United States,

•	A futures commission merchant registered with the Commodity Futures Trading Commission,

•	A real estate investment trust,

•	An entity registered at all times during the tax year under the Investment Company Act of 1940,

•	A common trust fund operated by a bank under section 584(a),

•	A financial institution,

•	A middleman known in the investment community as a nominee or custodian, or

•	A trust exempt from tax under section 664 or described in section 4947.

Exempt payees described above should file Substitute Form W-9 or applicable IRS Form W-8 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice.

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

Penalties

(1) Penalty for Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE IRS.